UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2014

Item 1. Report to Shareholders

Global Stock Fund	April 30, 2014

The views and opinions in this report were current as of April 30, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

Global stocks delivered respectable returns during the past six months, thanks to improvement in overall economic growth. The U.S. economy was weak in the first quarter of 2014, but much of the sluggishness was weather related. We believe growth will pick up again in the coming quarters. Stocks appear to have entered a cyclical phase following what was largely a defensive equity market rally. Developed global markets posted the healthiest returns except for Japan, while China and most emerging markets (EMs) were weak.

Your fund returned 5.70% during the six-month period ended April 30, 2014, compared with 5.54% for the MSCI All Country World Index and 3.83% for the Lipper Global Multi-Cap Growth Funds Average. (The result for the Advisor Class shares was slightly lower, reflecting their higher expense ratio.)

It has now been a little more than a year and a half since I assumed the role of chairman of the fund’s Investment Advisory Committee. During this period, our research team and I have focused on creating a portfolio of 85 to 90 companies in which we have a great deal of conviction. We have transitioned the fund to more mid- and smaller-cap growth stocks with long-term potential, in addition to our large-cap holdings. We attempt to identify innovative industries and companies with new product cycles, improving return on capital, and growing market share. In short, the fund is a focused, multi-cap, global portfolio representing our best ideas.

MARKET REVIEW

Optimism about global growth provided a boost for recent stock market gains. After some false signals earlier, we are now seeing definite signs that the global economy has turned a corner. We believe the next few years will be characterized by a continuation of positive fundamental trends. As corporate results strengthen in the wake of economic improvement, the trend should benefit equity markets as the cycle matures.

While the recovery of the U.S. economy has been somewhat anemic so far, this type of sluggishness is not unusual after a severe economic and financial crisis. Expectations have been so low that even a mild recovery has engendered a change in sentiment and a subsequent rerating of equity markets. Anticipating this improvement and understanding its powerful impact upon valuations has, therefore, been crucial during the past two years. Against the backdrop of recovering economic and earnings trends, we have also seen significant pockets of industry- and company-specific earnings acceleration. Identifying the areas enjoying strong returns on capital investments, especially when attached to reasonable valuations, has provided investors with some compelling opportunities.

There has been some concern that we are reaching the end of this equity market cycle, but we do not believe this is the case. Every cycle’s DNA is different, but cycles tend to evolve through four stages over time. The first is a period of crisis. Gross domestic product (GDP) contracts, corporate profits fall, financial stress rises, and consumer expectations collapse amid broad-based pessimism. Stock markets respond with declining stock prices, and valuations fall substantially. Equity markets normally plunge into bear market territory during this stage.

This stage is usually followed by policy action to ease financial stress and minimize the burden on corporations and consumers. As these actions give way to signs of economic stability, stock valuations often lead the economic recovery as investors anticipate improvement and place less emphasis on the most recent crisis. In the third stage, we normally see an improvement in GDP growth and aggregate demand, leading to less volatility in the markets. Corporate and consumer confidence strengthens, and interest rates eventually begin to creep up.

The final stage is complacency as economic growth continues to accelerate, driven by consumption and a new buildup in leverage. Resource constraints and wage inflation may begin to impair profit margins, while corporations become more inclined to chase growth through mergers and acquisitions and increased capital expenditures. Equity market valuations expand aggressively. This usually sets the stage for the next crisis.

We believe that we are in the third, or the “improvement,” stage of this cycle. Our company-by-company analysis of fundamentals confirms our view that earnings acceleration is yet to fully mature, providing us with confidence that this cycle has further to run.

PORTFOLIO PERFORMANCE AND STRATEGY

We have positioned the fund to take advantage of our outlook for global recovery and the long-term growth opportunities that exist in good times and bad. In particular, we have been able to identify some notable areas of industry- and stock-specific strength within aerospace, U.S. shale energy, therapeutics, and the Internet.

We have also focused on industries in which excess capacity leading into the global financial crisis has now given way to capacity tightness after five years of underinvestment, industry consolidation, and capacity retrenchment. As demand has improved against a backdrop of tight industry supply, we have seen areas of pricing power emerge and an inflection point reached in return on capital. These are powerful drivers of stock returns, especially when valuations reflect the depressed and backward-looking perspective on an industry structure before it starts to favor businesses and economic returns.

While the market’s subsequent recognition of the strength of these themes has prompted us to adjust our positioning on a stock-by-stock basis, we remain encouraged by a global economic backdrop that still encapsulates a need for higher capital spending. We have, therefore, been adding to stocks with late-cycle characteristics and those levered to growing demand trends, especially when set against tight supply conditions.

While sector weights are primarily the result of our bottom-up stock picking, our most notable overweight is information technology. The shift toward greater connectivity, mobility, and use of cloud computing is a powerful long-term trend, with the markets for consumer and enterprise technology products expanding in all developed and EM regions.

We continue to see challenging supply and demand dynamics for energy and materials. Supply growth is likely to outpace demand growth by a significant margin in the medium term. Our holdings in both sectors are, therefore, focused on companies with exposure to explicit demand and production growth drivers—U.S. shale in the case of our energy positions and a strengthening U.S. housing market in the case of materials.

Given our cyclical optimism, we remain underweight defensive stocks, especially those whose valuations have risen to peak levels in the ongoing search for yield and stability. While we expect the high correlation between defensive equities and Treasuries to normalize over time, we remain comfortable with our underweight position, given the unrecognized earnings potential of many other industries and companies.

Our major holdings at the end of the period provide insight into the best ideas reflecting our philosophy and investment outlook. Our major positions in information technology include Apple, which, despite recent setbacks, remains a major innovator in its field; Google, which specializes in Internet-related services and products; Agilent Technologies, a premier high-tech measurement company; Baidu, China’s leading Web services company; Amazon.com, an Internet retailer of books and other products; and Priceline, a travel and leisure discounter. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

In energy, we owned significant stakes in Cabot Oil & Gas, Valero Energy, Range Resources, and Concho Resources—all of which participate in U.S. shale oil production. Aerospace giant Boeing, pharmaceutical stalwart Bristol-Myers Squibb, and supplier of diverse construction materials Martin Marietta Materials also occupy substantial positions in our list of holdings.

Our geographical exposures reflect our process of bottom-up stock selection rather than a top-down macroeconomic strategy. More than half of our holdings are in North America, 17% are allocated to developed Europe, and 12% are allocated to the Pacific region outside of Japan. The rest of the portfolio is dispersed across Japan, Latin America, and the Middle East and Africa region.

INVESTMENT OUTLOOK

We expect the U.S. economy to maintain its positive trend through the rest of the year, thanks in part to the gradual abatement of the government’s fiscal tightening and the Federal Reserve’s accommodative monetary policy. As a result of sequester cuts and budget compromises, some analysts estimate that the U.S. economy suffered a drag of between 1.0% and 1.5% of GDP in 2013. This drag should begin to lessen in the coming months, partly because of a narrowing budget deficit as the economy expands and partly due to an overdue focus on tax policy, should it come about.

The U.S. economy should also benefit from trends in the private sector, which indicate further growth potential. Unemployment is still declining, and corporate and consumer deleveraging has been slowing for some time. The U.S. housing market continues to recover despite recent setbacks. Relatively low energy and commodity prices are also helping to keep inflation near the Fed’s acceptable target range of 2.0% to 2.5% a year. Low inflation combined with moderate economic growth should postpone the Fed’s need to push up short-term interest rates precipitously, which could put the recovery at risk. Overall, we believe a broader-based continuation of these positive trends will sit at the heart of the U.S. recovery.

The situation in Europe is also picking up, but we are more concerned about the outlook for EMs. We attribute the underperformance of EM equities to the deceleration of economic growth in those regions and to the narrowing of the growth premium over developed market growth. In addition, the aggregate weakness in EM corporate earnings, even in times of seemingly robust economic growth, has been a negative factor.

Looking forward, we have low expectations for EM economies and equities. Aside from the capital squeeze on debtors in the emerging world, we believe that global commodity prices are likely to remain under pressure as China continues to reorient its economic growth base, which will affect the growth pattern of commodity-producing nations in economic and earnings terms. We do not believe that the long-term case for EM investing is broken, but it is certainly undergoing stringent challenges. This pattern should change, however, as global growth improves, and we are searching for appealing stocks that appear to be entering a trough. Accordingly, we have been selectively adding to EM stocks where the fundamental benefits outweigh the risks.

We intend to remain engaged as we enter a likely period of improvement for the global economy and corporate profits growth. With an expansion in price/earnings multiples driving equity returns in 2013, we are attempting to identify the likely future drivers of equity markets as they evolve. A more even balance of returns spread across earnings growth, capital allocation, and multiple expansion will translate into a more complex environment for investors. Our outlook favors those who can identify companies with accelerating fundamentals as we move further through the improvement stage of the cycle.

Respectfully submitted,

David Eiswert
Chairman of the fund’s Investment Advisory Committee

May 15, 2014

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified periods in categories defined by Lipper Inc.

MSCI All Country World Index: A capitalization-weighted index of stocks from developed and emerging markets worldwide.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its reported earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/14
Apple, United States	3.4%
Visa, United States	2.5
Google, United States	2.3
Ross Stores, United States	2.2
Boeing, United States	2.1
James Hardie Industries, Australia	2.1
Agilent Technologies, United States	2.1
Liberty Global, United Kingdom	2.0
Baidu, China	2.0
State Street, United States	2.0
AIA, Hong Kong	1.9
Wal-Mart de Mexico, Mexico	1.9
Holcim, Switzerland	1.9
Amazon.com, United States	1.8
Olympus Optical, Japan	1.8
Priceline, United States	1.7
JPMorgan Chase, United States	1.7
Martin Marietta Materials, United States	1.7
FANUC, Japan	1.7
Bristol-Myers Squibb, United States	1.6
Precision Castparts, United States	1.5
Hexagon, Sweden	1.5
Juniper Networks, United States	1.5
TD Ameritrade, United States	1.5
Sanwa, Japan	1.4
Total	47.8%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Investor Class

	6 Months Ended 4/30/14	Year Ended 10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
NET ASSET VALUE						
Beginning of period	$ 22.83	$ 17.33	$ 16.99	$ 17.62	$ 15.21	$ 12.50
Investment activities						
Net investment income[1]	0.02	0.08	0.11	0.12	0.07	0.35
Net realized and unrealized gain / loss	1.28	5.59	0.35	(0.65)	2.48	2.76
Total from investment activities	1.30	5.67	0.46	(0.53)	2.55	3.11
Distributions						
Net investment income	(0.05)	(0.14)	(0.12)	(0.08)	(0.14)	(0.40)
Net realized gain	(0.02)	(0.03)	–	(0.02)	–	–
Total distributions	(0.07)	(0.17)	(0.12)	(0.10)	(0.14)	(0.40)
NET ASSET VALUE						
End of period	**$ 24.06**	**$ 22.83**	**$ 17.33**	**$ 16.99**	**$ 17.62**	**$ 15.21**

Ratios/Supplemental Data

	6 Months Ended 4/30/14	Year Ended 10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Total return[2]	**5.70%**	**32.96%**	**2.79%**	**(3.03)%**	**16.86%**	**25.99%**
Ratio of total expenses to average net assets	0.90%[3]	0.91%	0.88%	0.87%	0.87%	0.95%
Ratio of net investment income to average net assets	0.17%[3]	0.38%	0.64%	0.67%	0.43%	2.82%
Portfolio turnover rate	70.6%	156.4%	84.2%	71.4%	83.3%	90.2%
Net assets, end of period (in thousands)	$ 479,369	$ 505,621	$ 472,069	$ 617,555	$ 768,396	$721,512

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
AUSTRALIA 3.2%		
Common Stocks 3.2%		
James Hardie Industries, GDR	799,149	10,186
Santos	393,748	5,029
Total Australia (Cost $13,035)		15,215
BELGIUM 0.8%		
Common Stocks 0.8%		
D'Ieteren	85,964	3,975
Total Belgium (Cost $4,064)		3,975
BRAZIL 0.8%		
Common Stocks 0.8%		
BR Malls Participacoes	430,300	3,721
Total Brazil (Cost $3,367)		3,721
CHINA 3.5%		
Common Stocks 3.5%		
Baidu, ADR (USD) (1)	63,200	9,723
Ctrip.com International, ADR (USD) (1)	84,200	3,936
Vipshop Holdings, ADR (USD) (1)(2)	23,300	3,266
Total China (Cost $16,754)		16,925
FRANCE 2.7%		
Common Stocks 2.7%		
Gecina	23,991	3,230
Iliad	18,125	4,891
Legrand	73,648	4,751
Total France (Cost $11,185)		12,872

GERMANY 1.1%		
Common Stocks 1.1%		
Sky Deutschland (1)	620,546	5,310
Total Germany (Cost $6,137)		5,310
GREECE 0.7%		
Common Stocks 0.7%		
Piraeus Bank (1)	1,339,762	3,160
Total Greece (Cost $3,243)		3,160
HONG KONG 2.8%		
Common Stocks 2.8%		
AIA Group	1,927,200	9,347
Samsonite International	1,226,400	3,899
Total Hong Kong (Cost $11,421)		13,246
INDIA 0.9%		
Common Stocks 0.9%		
HDFC Bank	347,719	4,324
Total India (Cost $3,284)		4,324
ITALY 0.4%		
Common Stocks 0.4%		
Banca Monte dei Paschi Siena (1)(2)	6,400,779	2,130
Total Italy (Cost $2,077)		2,130
JAPAN 7.7%		
Common Stocks 7.7%		
Fanuc	45,300	8,153

SWEDEN 2.6%		
Common Stocks 2.6%		
Assa-Abloy, Class B (1)	100,886	5,340
Hexagon, B Shares	223,269	7,115
Total Sweden (Cost $10,525)		12,455
SWITZERLAND 1.9%		
Common Stocks 1.9%		
Holcim (1)	97,564	8,935
Total Switzerland (Cost $7,420)		8,935
TAIWAN 1.0%		
Common Stocks 1.0%		
Taiwan Semiconductor Manufacturing	1,237,000	4,854
Total Taiwan (Cost $4,416)		4,854
UNITED ARAB EMIRATES 2.5%		
Common Stocks 2.5%		
DP World (USD)	257,873	4,771
Emaar Properties (1)	1,046,987	3,107
First Gulf Bank	850,782	4,019
Total United Arab Emirates (Cost $8,397)		11,897
UNITED KINGDOM 5.0%		
Common Stocks 5.0%		
ARM Holdings	318,764	4,798
Liberty Global (USD) (1)	254,300	9,773
Rotork	146,209	6,396

Royal Dutch Shell, ADR (USD)	40,300	3,173
Total United Kingdom (Cost $24,217)		24,140

UNITED STATES 55.7%

Common Stocks 55.7%

Agilent Technologies	183,050	9,892
Alexion Pharmaceuticals (1)	29,400	4,651
Alnylam Pharmaceuticals (1)	42,500	2,105
Amazon.com (1)	28,800	8,759
American Airlines (1)	172,600	6,053
Anadarko Petroleum	50,100	4,961
Apple	27,700	16,346
Autodesk (1)	122,000	5,858
Bank of America	395,700	5,991
Biogen Idec (1)	16,300	4,680
Boeing	79,500	10,257
Bristol-Myers Squibb	150,200	7,524
Charter Communications, Class A (1)	41,300	5,597
Concho Resources (1)	37,200	4,853
Cummins	33,400	5,038
Ecolab	34,500	3,610
Estee Lauder, Class A	66,400	4,819
First Niagara Financial	478,500	4,268
Gilead Sciences (1)	35,300	2,771
Google, Class C (1)	21,140	11,134
Hospira (1)	110,900	5,079
Incyte (1)	43,400	2,108
Intercept Pharmaceuticals (1)	7,500	1,981
Intuitive Surgical (1)	5,910	2,138
JPMorgan Chase	149,700	8,380
Juniper Networks (1)	285,600	7,051
LinkedIn (1)	24,415	3,747

Martin Marietta Materials	67,100	8,343
Netflix (1)	15,100	4,863
NetSuite (1)	63,600	4,917
Pioneer Natural Resources	35,100	6,784
Precision Castparts	28,500	7,213
Priceline (1)	7,260	8,405
Range Resources	61,400	5,554
Ross Stores	155,900	10,614
State Street	149,900	9,678
TD Ameritrade Holding	219,100	6,989
Terex	114,100	4,939
Tesla Motors (1)	12,800	2,661
Textron	126,400	5,170
United Continental (1)	89,800	3,670
Visa, Class A	59,900	12,136
Wynn Resorts	29,900	6,096
Total United States (Cost $253,183)		267,683

SHORT-TERM INVESTMENTS 0.8%

Money Market Funds 0.8%

T. Rowe Price Reserve Investment Fund, 0.06% (3)(4)	3,976,280	3,976
Total Short-Term Investments (Cost $3,976)		3,976

SECURITIES LENDING COLLATERAL 1.1%

Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank 1.1%

Short-Term Funds 1.1%

T. Rowe Price Short-Term Reserve Fund, 0.05% (3)(4)	540,730	5,407
Total Investments through Securities Lending Program with JPMorgan Chase Bank		5,407
Total Securities Lending Collateral (Cost $5,407)		5,407

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $452,519)	$ 483,423
Receivable for investment securities sold	18,698
Dividends receivable	641
Receivable for shares sold	284
Cash	199
Other assets	9,358
Total assets	512,603
Liabilities	
Payable for investment securities purchased	16,928
Obligation to return securities lending collateral	5,407
Investment management fees payable	255
Payable for shares redeemed	157
Due to affiliates	75
Other liabilities	9,323
Total liabilities	32,145
NET ASSETS	$ 480,458
Net Assets Consist of:	
Overdistributed net investment income	$ (215)
Accumulated undistributed net realized loss	(181,463)
Net unrealized gain	30,915
Paid-in capital applicable to 19,971,387 shares of $0.01 par value capital stock outstanding; 9,000,000,000 shares of the Corporation authorized	631,221
NET ASSETS	$ 480,458
NET ASSET VALUE PER SHARE	
Investor Class ($479,369,282 / 19,926,051 shares outstanding)	$ 24.06
Advisor Class ($1,089,202 / 45,336 shares outstanding)	$ 24.02

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

		6 Months Ended 4/30/14		Year Ended 10/31/13
Increase (Decrease) in Net Assets				
Operations				
Net investment income	$	415	$	1,830
Net realized gain		61,540		115,584
Change in net unrealized gain / loss		(32,330)		19,407
Increase in net assets from operations		29,625		136,821
Distributions to shareholders				
Net investment income				
Investor Class		(1,102)		(3,700)
Advisor Class		–		(7)
Net realized gain				
Investor Class		(441)		(793)
Advisor Class		–		(2)
Decrease in net assets from distributions		(1,543)		(4,502)
Capital share transactions*				
Shares sold				
Investor Class		38,985		36,215
Advisor Class		146		236
Distributions reinvested				
Investor Class		1,488		4,324
Advisor Class		–		9
Shares redeemed				
Investor Class		(94,776)		(139,018)
Advisor Class		(214)		(530)
Redemption fees received		22		17
Decrease in net assets from capital share transactions		(54,349)		(98,747)
Net Assets				
Increase (decrease) during period		(26,267)		33,572
Beginning of period		506,725		473,153
End of period	**$**	**480,458**	**$**	**506,725**
Undistributed (overdistributed) net investment income		(215)		472

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Global Stock Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital through investments primarily in the common stocks of established companies throughout the world, including the U.S. The fund has two classes of shares: the Global Stock Fund original share class, referred to in this report as the Investor Class, offered since December 29, 1995, and the Global Stock Fund–Advisor Class (Advisor Class), offered since April 28, 2006. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2014:

There were no material transfers between Levels 1 and 2 during the six months ended April 30, 2014.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2014, approximately 13% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. It receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At April 30, 2014, the value of loaned securities was $5,002,000; the value of cash collateral and related investments was $5,407,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $349,306,000 and $408,854,000, respectively, for the six months ended April 30, 2014.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. As of October 31, 2013, the fund had $242,373,000 of available capital loss carryforwards, which all expire in fiscal 2017.

At April 30, 2014, the cost of investments for federal income tax purposes was $452,774,000. Net unrealized gain aggregated $30,660,000 at period-end, of which $40,490,000 related to appreciated investments and $9,830,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax and capital gains realized upon disposition of securities issued in or by certain foreign countries and are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2014, the fund had no deferred tax liability attributable to foreign securities and $31,709,000 of foreign capital loss carryforwards, including $26,588,000 that expire in 2017, $1,816,000 that expire in 2019, $909,000 that expire in 2020, $9,000 that expire in 2021 and $2,387,000 that expire in 2022.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2014, the effective annual group fee rate was 0.29%.

The Advisor Class is also subject to a contractual expense limitation through February 29, 2016. During the limitation period, Price Associates is required to waive its management fee or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.15%. The class is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a reimbursement or waiver or, in any case, later than February 28, 2018. Pursuant to this agreement, expenses in the amount of $2,000 were reimbursed by Price Associates during the six months ended April 30, 2014. Including these amounts, expenses previously reimbursed by Price Associates in the amount of $9,000 remain subject to repayment at April 30, 2014.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended April 30, 2014, expenses incurred pursuant to these service agreements were $71,000 for Price Associates; $182,000 for T. Rowe Price Services, Inc.; and $55,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

NOTE 7 - BORROWING

To provide temporary liquidity, the fund may borrow from other T. Rowe Price-sponsored mutual funds under an interfund borrowing program developed and managed by Price Associates. The program permits the borrowing and lending of cash at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, loans totaling 10% or more of a borrowing fund’s total assets require collateralization at 102% of the value of the loan; loans of less than 10% are unsecured. During the six months ended April 30, 2014, the fund incurred less than $1,000 in interest expense related to outstanding borrowings on 1 day in the average amount of $13,000,000 and at an average annual rate of 1.07%. At April 30, 2014, there were no borrowings outstanding.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On April 30, 2014, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The April meeting followed a telephonic meeting held on March 4, 2014, during which the Board reviewed information and discussed the continuation of the Advisory Contract. In connection with its deliberations, the Board requested, and the Advisor provided such information as the Board, with advice from independent legal counsel, deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations and administrative services, compliance, maintaining the fund’s records and registrations, and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s 3-month, 1-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components — a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets — and the fund pays its own expenses of operations (subject to an expense limitation agreed to by the Advisor with respect to the Advisor Class). The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and Advisor Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (after including reductions of the management fee that resulted from fee waivers and/or expenses paid by the Advisor) was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds. The information also indicated that the total expense ratio (for both Classes) was at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business, and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 16, 2014